UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 18, 2018 (December 12, 2018)

Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31989	91-2145721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number

12120 Sunset Hills Road, Suite 330, Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

On December 18, 2018, Internap Corporation (the “Company”) issued a press release, which included     reaffirming the guidance range for 2018, and announcing outlook for 2019.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the press release was posted to the Investor Relations section of the Company’s website on December 18, 2018.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Our website and the information included in, or linked to on, our website are not part of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 13, 2018, the Company promoted Andrew G. Day, James C. Keeley and Richard P. Diegnan, as set forth below.   As part of these promotions, the Board of Directors modified these executives’ salaries and bonus targets, in alignment with the Compensation Committees’ commitment to pay for performance that rewards employees for the Company’s success.

Andrew G. Day’s Appointment as Chief Operating Officer

On December 13, 2018, the Company appointed Mr. Day, as the Company’s EVP, Chief Operating Officer.  As the EVP, Chief Operating Officer, Mr. Day will be responsible for leading both INAP US and INAP INTL operations, and the Company will continue to report in the two current segments INAP US and INAP INTL.  Previously, Mr. Day was the SVP, INAP INTL, and he will continue to report to the Chief Executive Officer.

In connection with his promotion, the Company and Mr. Day entered into a letter agreement, dated December 13, 2018 (“Day Letter”).  Pursuant to the terms of the Day Letter, effective January 1, 2019, Mr. Day will receive: (i) an annual base salary of $300,000; (ii) an annual cash incentive bonus based upon criteria established by the Company’s Board of Directors at a target level of 60% of earned base salary; (ii) an annual restricted stock grant at a target level of 125% of base salary, subject to three-year vesting, 50% of which shall be subject to time-based vesting, and 50% of which shall be subject to performance-based vesting as determined by the Company’s Board of Directors; (iv) customary benefits, including paid time off; and (v) twelve (12) months of severance pay for a termination without cause, or twelve (12) months severance pay plus target annual cash incentive bonus (as if met 100% of target bonus objectives) without cause in connection with change of control.  The changes from Mr. Day’s prior employment agreement were an increase in salary of $50,000 from $250,000 to $300,000, an increase in annual cash incentive bonus from 50% to 60%, an increase in annual restricted stock grants target level from 100% to 125%, and target bonus paid in connection with change of control.

The foregoing description of the Day Letter does not purport to be complete and is qualified in its entirety by reference to the Day Letter, which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

James C. Keeley Appointment as EVP, Chief Financial Officer

On December 13, 2018, the Company appointed Mr. Keeley as EVP, Chief Financial Officer.  Previously, Mr. Keeley served as the Company’s Chief Financial Officer.  In connection with his promotion, the Company and Mr. Keeley entered into a letter agreement, dated December 13, 2018 (“Keeley Letter”).  Pursuant to the terms of the Keeley Letter, effective January 1, 2019, Mr. Keeley will receive: (i) an annual base salary of  $275,000; (ii) an annual cash incentive bonus based upon criteria established by the Company’s Board of Directors at a target level of 60% of earned base salary; (iii) an annual restricted stock grant at a target level of 125% of base salary, subject to three-year vesting, 50% of which shall be subject to time-based vesting, and 50% of which shall be subject to performance-based vesting as determined by the Company’s Board of Directors; (iv) customary benefits, including paid time off; and (v) twelve (12) months of severance pay for a termination without cause, or twelve (12) months severance pay plus target annual cash incentive bonus (as if met 100% of target bonus objectives) without cause in connection with change of control.  The changes from Mr. Keeley’s prior employment letter were an increase in annual cash incentive bonus from 50% to 60%, an increase in annual restricted stock grants target level from 100% to 125%, and target bonus paid in connection with change of control.

The foregoing description of the Keeley Letter does not purport to be complete and is qualified in its entirety by reference to the Keeley Letter, which is attached to this Current Report as Exhibit 10.2 and incorporated herein by reference.

Richard P. Diegnan Appointment as EVP, General Counsel & Corporate Secretary

On December 13, 2018, the Company appointed Mr. Diegnan as EVP, General Counsel & Corporate Secretary.  Previously, Mr. Diegnan served as the Company’s SVP, General Counsel & Corporate Secretary.   In connection with his promotion, the Company and Mr. Diegnan entered into a letter agreement, dated December 13, 2018 (“Diegnan Letter”).  Pursuant to the terms of the Diegnan Letter, effective January 1, 2019, Mr. Diegnan will receive: (i) an annual base salary of  $250,000; (ii) an annual cash incentive bonus based upon criteria established by the Company’s Board of Directors at a target level of 60% of earned base salary; (iii) an annual restricted stock grant at a target level of 125% of base salary, subject to three-year vesting, 50% of which shall be subject to time-based vesting, and 50% of which shall be subject to performance-based vesting as determined by the Company’s Board of Directors; (iv) customary benefits, including paid time off; and (v) twelve (12) months of severance pay for a termination without cause, or twelve (12) months severance pay plus target annual cash incentive bonus (as if met 100% of target bonus objectives) without cause in connection with change of control. The changes from Mr. Diegnan’s prior employment letter were an increase in salary of $25,000 from $225,000 to $250,000, an increase in annual cash incentive bonus from 50% to 60%, an increase in annual restricted stock grants target level from 100% to 125%, and target bonus paid in connection with change of control.

The foregoing description of the Diegnan Letter does not purport to be complete and is qualified in its entirety by reference to the Diegnan Letter, which is attached to this Current Report as Exhibit 10.3 and incorporated herein by reference.

Departure of Corey Needles

On December 12, 2018, the Company and Corey Needles decided that Mr. Needles’s employment would cease, as part of the Company’s realignment of its organization structure with all operations reporting to Mr. Day, Chief Operating Officer.  Mr. Needles will continue to be employed by the Company until December 31, 2018.

Item 7.01	Regulation FD Disclosure.

The information in Item 2.02 is incorporated by reference herein.

Peter D. Aquino, President and CEO of the Company, will speak on Tuesday, December 18,   2018 at 5 p.m. E.T. The webcast will be available on the Investor Relations section of INAP’s web site at http://ir.inap.com/events-and-presentations.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Our website and the information included in, or linked to on, our website are not part of this Current Report on Form 8-K.

Item 8.01	Other Events

In addition on December 18, 2018, the Company announced that its Board of Directors has authorized an initial $5 million share repurchase program, as permitted under the Company’s current credit facility.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Employment Agreement, dated December 13, 2018, by and between the Company and Andrew G. Day. Filed herewith.

10.2	Employment Letter, dated December 13, 2018, by and between the Company and James C. Keeley. Filed herewith.

10.3	Employment Letter, dated December 13, 2018, by and between the Company and Richard P. Diegnan. Filed herewith.

99.1	Press Release, dated December 18, 2018. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: December 18, 2018	By:	/s/ James C. Keeley
James C. Keeley
EVP and Chief Financial Officer